UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2010

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, Georgia 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2010, the Company issued a press release setting forth its first quarter 2010 revenue and earnings per share amounts along with its forecast for 2010 earnings per share. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth above under Item 2.02 “Results of Operations and Financial Condition” is hereby furnished pursuant to this Item 7.01 and Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.

The Company today will hold its previously-announced conference call to discuss its 2010 first quarter results and guidance for the full year 2010. A copy of the materials to be used in conjunction with the conference call is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are furnished with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Company, dated April 22, 2010.

99.2	Presentation of the Company, dated April 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: April 22, 2010	By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company, dated April 22, 2010.

99.2	Presentation of the Company, dated April 22, 2010.